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                                  EXHIBIT 23(A)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 30, 1999 included in Drexler Technology Corporation's Form 10-K for the year ended March 31, 1999 and to all references to our Firm included in this Registration Statement.



                                        /s/ Arthur Andersen LLP
                                        ---------------------------------------
                                            ARTHUR ANDERSEN LLP


San Jose, California

October 18, 1999